Offerings - Offering: 1	Dec. 08, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 3,600,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 497.16
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 146,906 Shares (approximately 10.0% of the net assets of the FT Vest Hedged Equity Income Fund: Series A4 as of November 28, 2025) based on a net asset value per Share as of close of business on November 28, 2025 of $24.51.